UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 29, 2007

MAGELLAN HEALTH SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

55 NOD ROAD
AVON, CONNECTICUT		06001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 507-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On April 3, 2007, Magellan Health Services, Inc. (the “Company”) announced that it had entered into a binding letter of agreement with Empire Blue Cross Blue Shield (“Empire”), a subsidiary of WellPoint, Inc., to convert its existing fee-based administrative services only (“ASO”) contract for radiology benefits management to a risk arrangement, upon achievement of certain regulatory approvals.  The Company received the last of such regulatory approvals on June 29, 2007.   Accordingly, the current ASO contract converted to a risk arrangement effective July 1, 2007.  Such risk contract has a three-year term through June 2010, and cannot be terminated early, except for cause, as defined in the agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH SERVICES, INC.

Date: July 3, 2007	By:	/s/ Mark S. Demilio
Name: Mark S. Demilio
Title: Executive Vice President and Chief Financial Officer